LOAN AGREEMENT

This Loan Agreement (this "Agreement") executed to be effective as of the 16th day of August 2001 will serve to set forth the terms of the transactions by and between Stockton Feed and Milling, Inc. and Ranchers Feed Yards, Inc. (hereinafter collectively referred to as "Borrower") and Elton Holland, Jr. ("Lender").

1.     Purpose.  The purpose of the execution of the Loan Documents (hereinafter
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defined)  is  to evidence the agreement relating to the indebtedness between the parties hereto concerning the payment and repayment of certain amounts owed by Borrower to Lender as the result of actual loans from Lender to Borrower and the settlement of claims. The parties will execute a separate agreement with respect to the particulars of the settlement of claims.

2.     Promissory  Note.  The loan from Lender to Borrower (the "Loan") shall be
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evidenced  by  a  promissory  note  (the  "Note")  of even date herewith, in the principal amount of $1,722,000.12 executed by Borrower and payable to the order of Holland. Interest on the Note shall accrue at the rate set forth therein. The principal of and interest on the Note shall be due and payable in accordance with the terms and conditions set forth in the Note and this Agreement.

3.     Collateral  and  Credit.  As collateral and security for the indebtedness
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evidenced  by  the Note, Borrower has executed and delivered to Lender a Deed of
Trust/Security Agreement/Financing Statement (herein so called) dated of even date herewith to the trustee named therein for the benefit of Lender. In addition, the Stock Related Property received or to be received by Lender shall be used as a credit against the Note and for other purposes as described in the Note and shall be dealt with by Lender as provided in the Note and the Loan Documents. The Note, this Agreement and the Deed of Trust/Security
Agreement/Financing Statement are collectively referred to as the "Loan Documents."

4.     Events  of  Default.  Each of the following shall constitute an "Event of
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Default"  under  the  Loan  Documents:

     (a) The failure, refusal or neglect of Borrower to pay when due any part of the principal of, or interest on, the Note and failure to cure within ten (10) days after written notice from Lender; and

     (b) The failure of Borrower to timely and properly observe, keep or perform any other covenant, agreement, warranty or condition required herein or in any of the other Loan Documents and the failure of Borrower to cure such default within thirty (30) days after written notice from Lender specifying such default, provided that if such default or violation is susceptible of being remedied, but such remedy cannot reasonably be accomplished within the initial thirty (30) day cure period, no Event of Default shall be deemed to have occurred so long as Borrower is diligently pursuing such remedy.


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5.     Remedies.  Upon the occurrence of any one or more of the foregoing Events
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of  Default,  and upon the expiration of all notice and cure periods, the entire unpaid balance of principal of the Note, together with all accrued but unpaid interest thereon, and all other indebtedness owing to Lender by Borrower at such time shall at the option of Lender, become immediately due and payable upon notice and demand. All rights and remedies of Lender set forth in this Agreement and in any of the other Loan Documents may also be exercised by Lender, at its option and in its sole discretion, upon the occurrence of an Event of Default.

6.     Benefits.  This  Agreement shall be binding upon and inure to the benefit
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of  Lender  and Borrower, and their respective successors and assigns, provided, however, that Lender may not, without the prior written consent of Borrower assign any rights, powers, duties or obligations under this Agreement or any of the other Loan Documents.

7.     Notices.  All notices, requests, demands or other communications required
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or  permitted to be given pursuant to this Agreement or the other Loan Documents shall be in writing and given by (i) personal delivery, (ii) expedited delivery service with proof of delivery, or (iii) United States mail, postage prepaid, registered or certified mail, return receipt requested, sent to the intended addressee at the address set forth below and shall be deemed to have been received either, in the case of personal delivery, as of the time of personal delivery, in the case of expedited delivery service, as of the date of first attempted delivery at the address and in the manner provided herein, or in the case of mail, upon deposit in a depository receptacle under the care and custody of the United States Postal Service. Either party shall have the right to change its address for notice hereunder to any other location within the United States by notice to the other party of such new address at least thirty (30) days prior to the effective date of such new address.

Borrower's  Notice  Address:     c/o  Loch  Harris,  Inc.
                                 8303  North  Mopac
                                 Suite  A-101
                                 Austin,  Texas  78759

Lender's  Notice  Address:       10255  CR  303
                                 Dublin,  Texas  76446

8.     Construction.  This  Agreement  and  the  other  Loan Documents have been
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executed  and  delivered  in  Travis  County,  Texas,  shall  be governed by and construed in accordance with the laws of the State of Texas, and shall be performable by the parties hereto and venue for enforcement and construction of the terms of this Agreement shall lie in Travis County, Texas.

9.     Invalid  Provisions.  If  any  provision  of this Agreement or any of the
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other  Loan  Documents  is  held  to  be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable and the remaining provisions of this Agreement or any of the other Loan Documents shall


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remain  in  full  force  and  effect  and  shall not be affected by the illegal, invalid  or  unenforceable  provision  or  by  its  severance.

10.     Conflicts.  In  the  event  any term or provision hereof is inconsistent
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with  or conflicts with any provision of the other Loan Documents, the terms and provisions  contained  in  this  Agreement  shall  be  controlling.

11.     Counterparts.  This  Agreement  may be separately executed in any number
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of  counterparts,  each  of  which shall be an original, but all of which, taken together,  shall  be  deemed  to  constitute  one  and  the  same  instrument.

12.     Limitation  of  Liability.  The liability of Borrower for the payment of
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the  Note  and  for  the  performance  and  observance  of  the  covenants, representations and warranties of Borrower contained in the Note and in this Agreement is limited in the manner described in the Note, reference to which is hereby made for all purposes.

13.     Obligation  to  Look  for  Buyer.  Lender agrees that it will diligently
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pursue finding a buyer for the feed yard, feed mill and store owned by Borrower.
If a bona fide offer is received for a price and on terms mutually agreeable to Borrower and Lender, both parties agree that they will proceed with a sale and the proceeds shall be disbursed as set forth in the Note; provided, however, upon such agreement to sell the Property, Lender shall sell the Stock Related Property, paying the proceeds to Loch.

14.     Preparation.  THE  LOAN DOCUMENTS WERE PREPARED BY COUNSEL FOR BORROWER.
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ACCORDINGLY,  LENDER  IS  ADVISED TO CONSULT WITH HIS OWN ATTORNEY TO ENSURE HIS
RIGHTS ARE PROTECTED. LENDER ACKNOWLEDGES THAT BORROWER'S COUNSEL HAS NOT RENDERED, AND CANNOT RENDER, TO LENDER ANY LEGAL ADVICE REGARDING THE MATTERS SET FORTH IN THE LOAN DOCUMENTS.

                         NOTICE TO COMPLY WITH STATE LAW

For the purpose of this Notice, the term "WRITTEN AGREEMETN" shall include the document set forth above, together with each and every other document relating to and/or securing the same loan transaction, regardless of the date of execution.

     THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICED BY EVIDENCE OR PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE  ARE  NO  UNWRITTEN  ORAL  AGREEMENTS  BETWEEN  THE  PARTIES.


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In  witness  hereof, the parties have executed this Agreement to be effective as of  the  date  first  written  above.


                         BORROWER


                         STOCKTON  FEED  AND  MILLING,  INC.

                         By:______________________________________

                         Name:____________________________________

                         Title:___________________________________


                         RANCHERS  FEED  YARDS,  INC.

                         By:______________________________________

                         Name:____________________________________

                         Title:___________________________________



                         LENDER


                         _________________________________________
                         Elton  Holland,  Jr.


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